EXHIBIT 99.1

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA HANS MATHISEN, Derivatively on Behalf of TREVENA, INC., Plaintiff, v. MAXINE GOWEN, CARRIE L. BOURDOW, JONATHAN VIOLIN, LEON O. MOULDER, MICHAEL R. DOUGHERTY, BARBARA YANNI, JULIE H. MCHUGH, JAKE R. NUNN, ANNE M. PHILLIPS, ROBERTO CUCA, DAVID SOERGEL, AND ADAM M. KOPPEL, Defendants, and TREVENA, INC., a Delaware Corporation, Nominal Defendant. Civil Action No. 2:18-cv-05482-CMR [Caption continued on next page]

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NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS EXHIBIT B-1 TO: ALL PERSONS WHO OWNED TREVENA, INC. (“TREVENA” OR THE “COMPANY”) COMMON STOCK AS OF MAY 21, 2021 AND WHO CONTINUE TO HOLD SUCH TREVENA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING, EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF TREVENA, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS, AND ANY ENTITY IN WHICH THE INDIVIDUAL DEFENDANTS HAVE OR HAD DURING THE PERIOD MARCH 2016 THROUGH MAY 21, 2021 CONTROLLING INTEREST (“CURRENT TREVENA STOCKHOLDER”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE ACTIONS AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU

WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD THE STOCK OF TREVENA FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE STOCKHOLDER DERIVATIVE ACTIONS. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. A federal court authorized this Notice. This is not a solicitation from a lawyer. PURPOSE OF THIS NOTICE This Notice has been sent to you pursuant to Rule 23.1 of the Federal Rules of Civil Procedure and an Order of the United States District Court for the Eastern District of Pennsylvania (the “Court”). The purpose of this Notice of Pendency and Proposed Settlement of Stockholder Derivative Actions (“Notice”) is to inform you of derivative actions pending in the Eastern District of Pennsylvania captioned Mathisen v. Gowen, et al., No. 2:18-cv-05482-CMR (E.D. Pa.) (“Mathisen Derivative Action”), Krotz v. Soergel, et al., No. 2:19-cv-04399-CMR (E.D. Pa.) (“Krotz Derivative Action”), McKernan v. Gowen, et al., No. 2:19-cv-05314-CMR (E.D. Pa.) (“McKernan Derivative Action”), and Hines v. Gowen, et al., No. 2:20-cv-04673-CMR (E.D. Pa.) (“Hines Derivative Action” and, together with the Mathisen, Krotz, and McKernan Derivative Actions, the “Pennsylvania Federal Derivative Actions”); and in the District of Delaware captioned In re Trevena, Inc. Derivative Litigation, No. 1:19-cv-00239-MN (D. Del.) (the “Delaware Federal Derivative Action” and, together with the Pennsylvania Federal Derivative Actions, the “Derivative Actions”); the proposed settlement memorialized in a Stipulation and Agreement of Settlement, dated May 21, 2021 (the “Stipulation” or “Settlement”); and of the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement. This Settlement resolves claims brought derivatively on behalf of Trevena against Maxine Gowen, Roberto Cuca, David Soergel, Carrie L. Bourdow, Leon O. Moulder, Jr., Michael R. Dougherty, Julie H. McHugh, Jake R. Nunn, Jonathan Violin, Anne M. Phillips, Barbara Yanni, and Adam M. Koppel (collectively, the “Individual Defendants”). Plaintiffs Hans Mathisen, Troy Krotz, Lisa McKernan, Brad Hines, Mia Wolfrey, Ivan L. Matthews, and Leslie Matthews are collectively referred to herein as “Plaintiffs.” This Notice describes the rights you may have in connection with the Settlement and what steps you may take in relation to the Settlement. Capitalized terms not otherwise defined in this Notice have the meanings set forth in the Stipulation. If you are a Current Trevena Stockholder, you have a right to participate in a hearing to be held on August 2, 2021, at 2:00 p.m., before Judge Cynthia M. Rufe at the James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106 (the “Settlement Hearing”) to determine whether the Court should approve the Settlement as fair, reasonable, adequate, and in the best interests of Trevena. The Court may adjourn the Settlement Hearing without further notice to Current Trevena Stockholder. The Court may conduct the Settlement Hearing telephonically or via videoconference without further notice to the Current Trevena Stockholder. If you intend to appear at the Settlement Hearing, please consult the Court’s calendar or the websites of Gainey McKenna & Egleston, www.gme-law.com, or The Rosen Law Firm, P.A., www.rosenlegal.com, for any change in date, time or format of the Settlement Hearing. If the Court approves the Settlement, the parties will ask the Court at the Settlement Hearing to enter the Judgment dismissing the Pennsylvania Federal Derivative Actions with prejudice in accordance with the terms of the Stipulation, which will cause the release of the claims asserted in the Pennsylvania Federal Derivative Actions and Delaware Federal Derivative Action.

The Court has the right to approve the Settlement with or without modifications, and to enter its final judgment dismissing the Derivative Actions on the merits and with prejudice and to order the payment of attorneys’ feesand expenses to Plaintiffs’ Counsel and service awards for the Plaintiffs without further notice. BACKGROUND OF THE DERIVATIVE ACTIONS The Pennsylvania Federal Derivative Actions On December 20, 2018, Hans Mathisen commenced the Mathisen Derivative Action on behalf of Trevena to remedy breaches of fiduciary duty and other violations of law allegedly committed by the Individual Defendants and requesting any other relief in the Court. In an effort to preserve judicial and party resources, on March 8, 2019, the parties in the Mathisen Derivative Action submitted a joint stipulation staying proceedings, which was granted on March 11, 2019. The joint stipulation requested deferral of the Mathisen Derivative Action until the resolution of an anticipated motion to dismiss to be filed by defendants in the action Tomaszewski v. Trevena, Inc., et al., Case No. 2:18-cv-04378-CMR (E.D. Pa.) (the “Securities Class Action”). On September 23, 2019, Troy Krotz commenced the Krotz Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen Derivative Action. On October 9, 2019, the parties in the Krotz Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 10, 2019. The joint stipulation requested deferral of the Krotz Derivative Action until the resolution of the motion to dismiss filed by defendants in the Securities Class Action. On November 12, 2019, Lisa McKernan commenced the McKernan Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen and Krotz Derivative Actions. On February 4, 2020, the parties in the McKernan Derivative Action submitted a joint stipulation staying proceedings, which was granted on February 5, 2020. The joint stipulation requested deferral of the McKernan Derivative Action until the resolution of the motion to dismiss filed by defendants in the Securities Class Action. On August 28, 2020, the Honorable Cynthia M. Rufe denied in part and granted in part defendants’ motion to dismiss in the Securities Class Action. Thereafter, on September 23, 2020, Brad Hines commenced the Hines Derivative Action in the Court on behalf of Trevena asserting similar allegations to those contained in the Mathisen, Krotz, and McKernan Derivative Actions. On October 22, 2020,the parties in the Hines Derivative Action submitted a joint stipulation staying proceedings, which was granted on October 23, 2020. The joint stipulation requested deferral of the Hines Derivative Action until the resolution of the Securities Class Action. The Delaware Federal Derivative Action On February 5, 2019, Mia Wolfrey commenced a stockholder derivative action (the “Wolfrey Derivative Action”) alleging breaches of fiduciary duty and other alleged violations of law against the Individual Defendants in the United States District Court for the District of Delaware (the “District of Delaware”). On February 21, 2019, Ivan L. Matthews and Leslie Matthews commenced a stockholder derivative action in the District of Delaware asserting substantially similar allegations against the Individual Defendants to those contained in the Wolfrey Derivative Action (the “Matthews Derivative Action”). On February 25, 2019, the parties to the Wolfrey Derivative Action filed a joint stipulation to stay proceedings, which was granted on February 26, 2019. The joint stipulation requested deferral of the Wolfrey Derivative Action until 30 days after the final resolution of the Securities Class Action. On March 20, 2019, the parties to the Wolfrey and Matthews Derivative Actions filed a joint stipulation and proposed order to consolidate their respective stockholder derivative actions under the following caption In re Trevena, Inc. Derivative Litigation, Lead Case No. 19-cv-239-MN, which was granted on March 21, 2019. Pursuant to the so-ordered joint stipulation, the stay of proceedings entered in the Wolfrey Derivative Action was applied to the Delaware Federal Derivative Action. Notwithstanding the stay, the plaintiffs to the Delaware Federal Derivative Action were permitted to file motion papers to effect a leadership structure in the consolidated action, which they filed on April 23, 2019. Settlement Negotiations On or about January 29, 2019, Hans Mathisen issued a confidential settlement demand to Defendants’ Counsel, which outlined a proposed framework for settlement of the Mathisen Derivative Action and included, inter alia, comprehensive corporate governance reforms purportedly tailored to directly address the alleged wrongdoing in the Mathisen Derivative Action, which alleged wrongdoing substantially similar to that alleged in the Derivative Actions, collectively. On or about October 9, 2020, Plaintiffs in the Delaware Federal Derivative Action, together with Brad Hines, issued a confidential settlement demand to Defendants’ Counsel, which outlined a proposed framework for settlement of the Delaware Federal Derivative Action and the Hines Derivative Action and included, inter alia, comprehensive corporate governance reforms purportedly tailored to directly address the alleged wrongdoing in those actions, which alleged wrongdoing substantially similar to that alleged in the Derivative Actions, collectively.

Then, on or about November 30, 2020, Defendants’ Counsel invited Plaintiffs’ Counsel to attend a videoconference mediation alongside the parties in the Securities Class Action, which was scheduled for January 21, 2021,with Jed Melnick, Esq. of JAMS, a nationally recognized mediator with extensive experience mediating complex stockholder disputes similar to the Derivative Actions. Thereafter, on January 11,2021, Plaintiffs (except for Troy Krotz, who later agreed to work cooperatively with the remaining Plaintiffs) submitted a mediation statement for the January 21, 2021 mediation, which addressed the wrongdoing alleged in the Derivative Actions and Plaintiffs’ collective views of the framework for a global resolution of the Derivative Actions. Then, on January 21, 2021, counsel for the Settling Parties attended the mediation before Mr. Melnick, along with representatives from the Company and its insurance carriers, as well as plaintiffs’ counsel in the Securities Class Action. Although the Derivative Actions were not resolved at the January 21, 2021 mediation, a second videoconference mediation, this time involving only the parties to the Derivative Actions, was scheduled for March 1, 2021 with Mr. Melnick. Between the January 21, 2021 mediation and March 1, 2021 mediation, the Settling Parties continued to engage in arm’s-length negotiations, under Mr. Melnick’s continued oversight, which included the exchange of draft proposed settlement terms. Although no settlement was reached prior to the March 1, 2021 mediation session, substantial progress was made. Then, on March 1, 2021, the Settling Parties, along with representatives from the Company and its insurance carriers, attended the second mediation session. During the mediation, the Settling Parties were able to reach an agreement in principle regarding the material substantive terms of the Settlement, including the Corporate Governance Reforms, other than the attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. Thereafter, on March 8, 2021, the Settling Parties, with Mr. Melnick’s assistance, reached an agreement with respect to Plaintiffs’ Counsel’s attorneys’ fees and expenses in the amount of five hundred thousand dollars ($500,000) to be paid by the Individual Defendants’ insurer(s). REASONS FOR THE SETTLEMENT Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Individual Defendants throughout a trial and any appeal(s). Plaintiffs and Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions like the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Actions. Based on Plaintiffs’ Counsel’s thorough investigation and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, confers substantial benefits upon Trevena, and is in the best interests of Trevena and its stockholders. The Individual Defendants have denied and continue to deny each and every one of the claims, contentions, and allegations made against them or that could have been made against them in the Derivative Actions, and expressly deny all charges of wrongdoing or liability against them. Nonetheless, Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Derivative Actions, as well as the continuing expense, inconvenience, and distraction of ongoing litigation. Defendants have, therefore, determined that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation, and that the Settlement is in the best interests of the Company. THE SETTLEMENT Under the terms of the Settlement, Trevena agrees to implement or retain, within sixty (60) days of issuance of a final order approving the Settlement, the following Corporate Governance Reforms for a minimum of five (5) years, until March 1, 2026, unless applicable law, regulation, or requirements change. The Company may make additional revisions from time to time as it sees fit without violating this provision, so long as the Company determines in good faith that such further revisions are consistent with the substance of the revisions being made pursuant to the Settlement. Trevena acknowledges and agrees that the filing, pendency, and settlement of the Derivative Actions contributed to the Company’s decision to adopt, implement, and maintain the Reforms, and Trevena and its Board also acknowledge and agree that the Reformsconfer a material corporate benefit upon the Company and its stockholders under Delaware’s corporate benefit doctrine and that the Settlement is, in all respects, fair, reasonable, and in the best interests of the Company and its stockholders. Establishment of a Compliance Committee. The management-level Compliance Committee will report to the Audit Committee of the Board of Directors. The Compliance Committee will meet at least quarterly and will include senior executives, including the following initial members: Chief Legal and Compliance Officer (Chair) Vice President, Legal and Compliance Senior Vice President, Chief Financial Officer Senior Vice President, Chief Commercial Officer Vice President, Finance Planning & Analysis Senior Vice President, Chief Medical Officer

Vice President, Clinical Operations and Medical Affairs Senior Director, Human Resources Committee responsibilities will include monitoring the effectiveness of Trevena’s compliance program; identifying and approving compliance process improvements; ensuring adequate organizational, managerial, fiscal, and other necessary support; assisting in the identification and analysis of business and compliance risk areas; reviewing compliance investigation cases; and reviewing and approving related policies and procedures. Enhancements to the Chief Legal and Compliance Officer Position. Scott Applebaum was hired as the Chief Legal and Compliance Officer and Senior Vice President of Regulatory Affairs in February 2020. Mr. Applebaum significantly strengthened Trevena’s legal and compliance expertise. Prior to Mr. Applebaum, Trevena did not have a Chief Compliance Officer. Mr. Applebaum began working in the compliance area over 20 years ago and played a critical role in the establishment of corporate compliance programs at multiple companies, including Bristol-Myers Squibb Company and Shire Pharmaceuticals, and he was hired in part in response to the filing of the Derivative Actions. The responsibilities of the Chief Legal and Compliance Officer shall include oversight and administration of Trevena’s corporate governance policies, fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures and reporting, and investigating potential compliance and ethics concerns. The Chief Legal and Compliance Officer shall report on these matters to the Audit Committee at least quarterly and shall report promptly to the Audit Committee any material allegations of compliance and ethics concerns or financial fraud or reporting violations.

The Chief Legal and Compliance Officer shall be primarily responsible for managing Trevena’s ethics and compliance program and for supportingthe Board in fulfilling its oversight duties with regard to Trevena’s compliance with applicable laws, regulations, and the dissemination of true and accurate information. In this regard, the Chief Legal and Compliance Officer shall work with the Audit Committee and other Board committees as appropriate to facilitate the Board’s oversight responsibilities. The responsibilities and duties of Trevena’s Chief Legal and Compliance Officer shall include the following: Working with the Audit Committee to evaluate and define the goals of the Company’s ethics and compliance program in light of trends and changes in laws that may affect Trevena’s compliance with laws relating to disclosure of the Company’s risk exposure; Managing and overseeing Trevena’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Audit Committee regarding progress toward meeting program goals; Advising Trevena’s Audit Committee and acting as the liaison among that committee, Trevena’s executive officers, and the Board, in which capacity the Chief Legal and Compliance Officer shall (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) report material risks relating to compliance or disclosure issues to the Audit Committee promptly as appropriate to the circumstances of identification of these risks; and (iii) make recommendations for further evaluation and/or remedial action within deadlines established by the Audit Committee; Performing an independent review of Trevena’s draft quarterly and annual reports filed with the Securities and Exchange Commission (“SEC”) on Forms 10-Q and 10-K, and related materials prior to their publication to ensure: (i) the accuracy, completeness and timeliness of disclosures relating to risk exposure from the Company’s reporting of business prospects and material risks; (ii) the identification and disclosure of any material risks to Trevena’s compliance with applicable laws and regulations; and (iii) accurate reporting of any material issues that may merit disclosure to the Audit Committee; Reviewing and approving Trevena’s press releases and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Reviewing and approving scripts and related materials prior to use at conferences and elsewhere and transcripts from events (e.g., investor conferences) to ensure the accuracy, completeness, and timeliness of disclosures relating to any material risks to Trevena’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee; Employing as appropriate an independent third-party consultant at the Company’s expense if necessary to assist in the assessment of internal risk; Working with the Audit Committee to evaluate the adequacy of Trevena’s internal controls over compliance and developing proposals for improving these controls. This includes meeting with the Audit Committee at least once every quarter to discuss ongoing and potential litigation and compliance issues; Supervising investigations by the Audit Committee of all whistleblower complaints; and

Overseeing employee training in risk assessment and compliance. Adoption of an Effective Training and Education Program. The Company shall adopt an effective training and education program, which shall include the following: The Chief Legal and Compliance Officer and Vice President, Legal & Compliance shall be charged with primary responsibility for ensuring that Trevena’s personnel receive appropriate training; All new employees shall receive training on Trevena’s Code of Conduct and Business Ethics within the first week of their employment and all other officers and employees shall receive such training annually; All employees, sales force, account managers, and medical science liaisons shall review all relevant policies annually and shall certify that they have reviewed the policy and will comply with it; and All policies, certifications of compliance with policies, and training records shall be maintained on a Learning Management System that is audited regularly by the Company. Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under Trevena’s Code of Conduct. Each written certification shall be maintained by the Chief Legal and Compliance Officer for a period of three (3) years from the date it was executed. Whistleblowers. The Company has had mechanisms in place to facilitate the anonymous reporting of violations and has provided information relating to such reporting in its Code of Conduct and Business Ethics. Trevena has an “Open Door Policy for Reporting Complaints Regarding

Accounting and Auditing Matters,” which supplements and should be read in conjunction with the Code of Conduct and Business Ethics. This policy covers complaints relating to accounting, internal accounting controls, or auditing matters (“Accounting Matters”), including, without limitation, the following types of conduct: fraud, deliberate error or gross negligence or recklessness in the preparation, evaluation, review or audit of any financial statement of the Company; fraud, deliberate error or gross negligence or recklessness in the recording and maintaining of financial records of the Company; deficiencies in, or noncompliance with, the Company’s internal accounting controls; misrepresentation or false statement to management, regulators, the outside auditors or others or by a senior officer,accountant or other employee regarding a matter contained in the financial records, financial reports or audit reports of the Company; or deviation from full and fair reporting of the Company’s results or financial condition. This policy shall be administered by the Chief Compliance Officer, who shall be responsible for receiving and reviewing and then investigating (under the direction and oversight of the Audit Committee) complaints under this policy. Employees may report complaints directly to the Chief Compliance Officer. The Company has also established procedures under which complaints regarding Accounting Matters may be reported anonymously through Trevena’s Compliance Hotline, Compliance Email Box, or by mail. In addition to the foregoing, the Company shall establish a formal written Whistleblower Policy, and it shall include such policy, including links to Trevena’s Compliance Hotline and

Compliance Email Box as well a mailing address for anonymous reporting, on the Company’s website. The Company’s Whistleblower Policy shall: encourage all interested parties to bring forward ethical and legal violations and/or a reasonable belief that ethical and legal violations have occurred to the Audit Committee, Chief Legal and Compliance Officer, or Vice President, Legal & Compliance, or via the Company’s Compliance Hotline or Compliance Email Box, so that action may be taken to resolve the problem. These complaints shall be reviewed by the Chief Legal and Compliance Officer, Vice President, Legal & Compliance, and Audit Committee, as appropriate, and presented to the full Board as appropriate; and communicate effectively that Trevena is serious about adherence to its codes of conduct and that whistleblowing is an important tool in achieving this goal. The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once per year and via the Company’s intranet. Attorneys’ Fees and Service Awards The Individual Defendants agreed to cause their insurance carrier(s) to pay an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $500,000 (the “Fee and Expense Amount”). Plaintiffs also intend to apply to the Court for Service Awards not to exceed $1,500 per Plaintiff, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of payment of the Fee and Expense Amount and the Service Awards, are subject to approval by the Court.

SETTLEMENT HEARING The Court has scheduled a Settlement Hearing which will be held on August 2, 2021 at 2:00 p.m., before the Honorable Cynthia M. Rufe, in the United States District Court for the Eastern District of Pennsylvania, located at the James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106 to: determine whether the Settlement should be approved by the Court as fair, reasonable, adequate, and in the best interests of Trevena and its stockholders; whether a Final Judgment and Order of Dismissal with Prejudice (“Judgment”) should be entered by the Court dismissing the Derivative Actions with prejudice and releasing the Released Claims; and rule on other matters as the Court may deem appropriate. The Court may adjourn the Settlement Hearing without further notice to Current Trevena Stockholder. The Court may conduct the Settlement Hearing remotely without further notice to Current Trevena Stockholders. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to Current Trevena Stockholders. The Court further reserves the right to enter the Judgment, inter alia, dismissing the Derivative Actions with prejudice as provided for by the Stipulation at or after the Settlement Hearing and without further notice. RIGHT TO APPEAR AND OBJECT Any person who objects to the Settlement, the Judgment to be entered in the Derivative Actions, and/or the Fee and Expense Amount and/or Service Awards, or who otherwise wishes to be heard, may appear in person or by counsel at the Settlement Hearing and may request leave of the Court to present evidence or argument that may be proper and relevant; provided, however, that except by order of the Court for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) proof of current ownership of Trevena stock, as well as documentary evidence of when such stock ownership was acquired; (c) a statement of such persons’ objections to any matters before the Court, including the Settlement or Proposed Judgment; (d) the grounds for such objections and the reasons that such person desires to appear and be heard, as well as all document or writings such person desires the Court to consider; (e) a description of any case, providing the name, court, and docket number, in which the objector or his/ her/its attorney, if any, has objected to a settlement in the last three years; and (f) include a proof of service signed under penalty of perjury. Such filings shall be served electronically via the Court’s ECF filing system, by hand, or by overnight mail upon the following counsel: Plaintiffs’ Counsel: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 Defendants’ Counsel: Hille R. Sheppard SIDLEY AUSTIN LLP One South Dearborn

Chicago, IL 60603 Telephone: (312) 853-7850 Unless the Court otherwise directs, no person shall be entitled to object to the approval of the Settlement, any judgment entered thereon,any award of attorneys’ fees and expenses or service awards for Plaintiffs, or otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above. Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding. INTERIM INJUNCTION Pending final determination of whether the Settlement should be approved, no Plaintiff or other holder of Trevena stock, either directly, representatively, or in any other capacity, may commence or prosecute against any of the Released Persons any action or proceeding in any court, tribunal, or jurisdiction asserting any of the Released Claims. “Released Persons” means all Defendants and their respective families, past, present, or future directors, officers, employees, representatives, agents, attorneys, accountants, affiliates, parents, subsidiaries, insurers, co-insurers, reinsurers, executors, heirs, spouses, marital communities, assigns or transferees, and any person or entity acting for or on behalf of any of them. “Plaintiffs’ Released Claims” means all claims, debts, disputes, demands, rights, actions or causes of action, liabilities, damages, losses, obligations, sums of money due, judgments, suits, amounts, matters, issues and charges of any kind (including, but not limited to, any claims for interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses, amounts or liabilities whatsoever), and claims for relief of every nature and description whatsoever, including both known claims and Unknown Claims (as defined in the Stipulation), whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, discoverable or undiscoverable, foreseen or unforeseen, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal or state statutory or common law or any other law, rule, ordinance, administrative provision or regulation, whether foreign or domestic, that Plaintiffs, Trevena, or any Trevena stockholder derivatively on behalf of Trevena: (i) asserted in any of the complaints in the Derivative Actions; or (ii) could have asserted in the Derivative Actions or in any other forum that arise out of or are based upon, related to, directly or indirectly, in whole or in part, or are in consequence of any of the allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances that were involved, set forth, or referred to in any of the complaints filed in the Derivative Actions, or that would have been barred by res judicata had any of the Derivative Actions been litigated to a final judgment, including but not limited to those allegations, transactions, facts, matters, events, disclosures, non-disclosures, occurrences, representations, statements, acts or omissions, failures to act, or circumstances related to interactions with the U.S. Food and Drug Administration concerning the approval of oliceridine and associated Phase 3 clinical trials. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. “Defendants’ Released Claims” means all claims and causes of action of every nature and description (including, but not limited to, any claims for damages, interest, attorneys’ fees, expert or consulting fees, and any other costs, expenses or liabilities whatsoever), including both known claims and Unknown Claims (as defined in the Stipulation), contingent or absolute, mature or not mature, discoverable or undiscoverable, liquidated or unliquidated, accrued or not accrued, including those that are concealed or hidden, regardless of legal or equitable theory and whether arising under federal, state, common or foreign law, or any other law, rule, ordinance, administrative provision or regulation, arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of settlement. RELEASES If the Court approves the Settlement, the Derivative Actions will be dismissed with prejudice and on the merits and the Released Claims will be completely, fully, finally, absolutely, and forever discharged, dismissed with prejudice, settled, enjoined, released, relinquished, and compromised. SCOPE OF THIS NOTICE This Notice is not all-inclusive. The references in this Notice to the pleadings in the Derivative Actions, the Stipulation, and other papers and proceedings are only summaries and do not purport to be comprehensive. For the full details of the Derivative Actions, the claims and defenses which have been asserted by the parties, and the terms and conditions of the Settlement, including complete copies of the Stipulation, Current Trevena Stockholders are referred to the documents filed with the Court, filed by Trevena with the SEC attached to a Form 8-K, and available at Plaintiffs’ Counsel’s websites at www.gme-law.com and www.rosenlegal.com. You or your attorney may examine the court files during regular business hours each business day at the office of Clerk of the Court, James A. Byrne United States Courthouse, 601 Market Street, Philadelphia, Pennsylvania 19106.

FURTHER INFORMATION Inquiries may be made to Plaintiffs’ Counsel as follows: Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016 Telephone: (212) 686-1060 Thomas J. McKenna GAINEY McKENNA & EGLESTON 501 Fifth Avenue, 19th Floor New York, NY 10017 Telephone: (212) 983-1300 PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. DATED: May 27, 2021.BY ORDER OF THE COURT U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA